EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Gannett Co., Inc. (“Gannett”) on Form 10-K for the year ended December 28, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gracia C. Martore, executive vice president and chief financial officer of Gannett, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Gannett.

/s/ Gracia C. Martore
Gracia C. Martore
Executive Vice President and Chief Financial Officer
February 25, 2009